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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             _______________________


       Date of Report (Date of earliest event reported) September 14, 2004

                                  BNCCORP, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                       0-26290                 45-0402816
(State of incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)


 322 East Main, Bismarck, North Dakota                            58501
(Address of principal executive offices)                       (Zip Code)


                                 (701) 250-3040
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ] Written  communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02 Unregistered Sales of Equity Securities.

     On September 14, 2004, BNCCORP, Inc. (the "Company") issued 150 shares of its noncumulative preferred stock, $0.01 par value per share, to a trust controlled by Richard W. Milne, Jr. for aggregate consideration of $1,500,000 cash. The shares of preferred stock were issued in reliance on the exemptions from registration provided under Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. Mr. Milne is Chairman of the Board and is also serving as President of the Company's wholly-owned insurance subsidiary, Milne Scali & Company, Inc.

Item 7.01 Regulation FD Disclosure.

     The disclosures included in Item 3.02 are incorporated into this Item 7.01 by reference.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BNCCORP, INC.



                                    By: /s/ Gregory K. Cleveland
                                        ----------------------------------------
                                            Gregory K. Cleveland
                                            President

Date: September 15, 2004